For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Summary Prospectus

Thornburg Long/Short Equity Fund

FEBRUARY 1, 2018	Class I: THLSX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2018, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	1.25%
Distribution and Service (12b-1) Fees	0.00%
Investment-Related Expenses(1)
Dividend Expenses on Short Sales	1.29%
Borrowing Costs on Short Sales and Interest Expenses	0.67%
Other Expenses(2)	0.60%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses	3.87%
Fee Waiver/Expense Reimbursement(3)	(0.83)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	3.04%

(1)Investment-related expenses shown in the table reflect expenses incurred to sell securities short and interest expense on borrowed funds. These expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund’s investment advisor.

(2)Other expenses have been restated from the most recent fiscal year end to reflect current expense arrangements.

(3)Thornburg Investment Management, Inc. (“Thornburg”) and Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses do not exceed 1.50%, not including the effects of Acquired Fund Fees and Expenses, expenses relating to the Fund’s short sales, and interest expenses. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg or TSC before February 1, 2019, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date. Thornburg and TSC may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

(4)The figures for Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement in this table have been recalculated to add amounts for “Acquired Fund Fees and Expenses,” in accordance with regulatory rules. Acquired Fund Fees and Expenses vary with changes in the amount of the Fund’s investments in investment companies and other factors. Please see the disclosure under the caption “Explanation of Acquired Fund Fees and Expenses” for a further explanation.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$307	$1,105	$1,921	$4,044

Thornburg Long/Short Equity Fund SUMMARY PROSPECTUS FEBRUARY 1, 2018

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Explanation of Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” shown in the Annual Fund Operating Expenses table are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table. Please see the expense figures shown in the Financial Highlights for the Fund, at pages page 190–191, for a clearer picture of the Fund’s actual operating costs.

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 61.69% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions the Fund pursues its investment goal by investing a significant amount of its assets in long and short positions in a broad range of equity securities. The Fund may invest in any stock or other equity security which the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, partnership interests, equity trusts, and shares in exchange traded funds. The Fund may invest in companies of any size. The Fund’s portfolio may include investments in United States issuers and the securities of issuers domiciled outside the United States, including developing countries. The relative proportions of the Fund’s U.S. and foreign investments will vary over time depending upon Thornburg’s view of specific investment opportunities and macroeconomic factors, though under normal market conditions a significant portion of the Fund’s assets will be invested in U.S. issuers.

A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution.

Allocating the Fund’s portfolio among long and short positions is intended to permit the Fund to pursue its investment objective of long-term capital appreciation over a complete market cycle with lower volatility relative to broad equity indices. While the Fund normally expects to invest a larger portion of its portfolio in long positions then short positions, the Fund expects to invest a significant portion of its assets in short positions.

Investment decisions are based on individual issuer and industry analysis, and on consideration of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for securities. The Fund generally takes long positions in investments that Thornburg believes will grow and are trading at a discount to their long-term value. The Fund typically categorizes its long equity positions in the following three categories:

Growth Industry Leaders: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Growers: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies often have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth Companies: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. Thornburg expects that companies in this category should generate high returns over time, but with higher volatility.

The Fund generally takes short positions in investments that Thornburg believes to be overvalued or to hedge against the Fund’s long exposures. The Fund generally takes short positions in individual companies, though the Fund may also take short positions in exchange-traded funds. The Fund typically categorizes its short equity positions in the following three categories:

Cycle Victims: Cyclical companies that Thornburg believes to be facing deteriorating industry dynamics or risks specific to the company or industry, and that are also perceived by Thornburg to be overvalued.

Stumbling Stalwarts: Companies that used to exhibit steady earnings or revenue growth, and which may appear undervalued, but which Thornburg expects to decline due to technological changes, weakening business economics, or other factors.

Falling Stars: Fast growing companies with premium valuations that Thornburg expects to decline because of approaching market saturation, increasing competition, or other factors.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the investment categories described above, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund may invest in derivative instruments to the extent Thornburg believes such investments may assist the Fund in pursuing its investment goal. Derivatives are financial instruments that derivate their value from an underlying asset, reference rate, or index. The Fund may invest in derivatives for risk management purposes, including to hedge against a decline in the value of certain investments. The Fund may also invest in derivatives for non-hedging purposes, including to obtain investment exposure to a particular asset class. Examples of the types of derivatives in which the Fund may invest are options, futures contracts, options on futures contracts, and swap agreements.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund may invest a greater proportion of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

SUMMARY PROSPECTUS FEBRUARY 1, 2018 Thornburg Long/Short Equity Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts a significant percentage of its business in developing countries.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Short Sale Risk – A short sale involves the sale by the Fund of a security that the Fund has borrowed, but does not own, in anticipation of purchasing that same security at a lower price in the future in order to close the short position. If the value of the borrowed security increases between the date the Fund enters into the short sale and the date that the Fund buys that security to cover its short position, the Fund may experience a loss.

Diversification Risk – The Fund is a non-diversified investment company, which means that it may invest a greater proportion of its assets in the securities of a limited number of issuers. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund’s share price to decline to a greater degree.

Derivatives Risk – The Fund’s investments in options, futures contracts, options on futures contracts, swap agreements, and other derivatives involve the risks associated with the securities or other assets underlying those derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation (including particularly “junk” or “high yield” bonds) to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 117 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s investment results vary from year to year. The performance information shown for periods prior to the inception of the Fund on December 30, 2016 is for a non-public fund that commenced investment operations on February 1, 2008 and that was reorganized into the Fund effective December 30, 2016 (the “Predecessor Fund”). Thornburg served as investment advisor of the Predecessor Fund and the Fund’s portfolio manager was one of the persons jointly and primarily responsible for management of the Predecessor Fund from its inception until 2012, and was the sole portfolio manager of the Predecessor Fund from 2012 until its reorganization into the Fund. The Predecessor Fund’s investment policies and restrictions were in all material respects equivalent to those of the Fund, except that the Predecessor Fund was not registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) and was not, therefore, subject to certain investment restrictions, diversification requirements, and other restrictions imposed by the 1940 Act or the Internal Revenue Code of 1986 (the “Code”). If those restrictions of the 1940 Act and the Code had been applicable to the Predecessor Fund, the Predecessor Fund’s performance may have been adversely affected.

The bar chart shows how the annual total returns for the Predecessor Fund (for periods prior to December 30, 2016) and the Fund (since December 30, 2016) have been different in each full year shown. The average annual total return figures compare the Predecessor Fund’s performance (for periods prior to December 30, 2016) and the Fund’s performance (since December 30, 2016) to the S&P 500 Index, which represents a broad measure of equity market performance. The returns shown below for the Predecessor Fund have not been restated to reflect the fees and expenses applicable to the Fund, and would have been higher had such an adjustment been made. The returns shown for the Predecessor Fund also do not include the returns attributable to Thornburg as the Predecessor Fund’s general partner, and would have been higher had those returns been included.

The performance information shown below is as of the calendar year ended December 31, 2017. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class I Shares

Thornburg Long/Short Equity Fund SUMMARY PROSPECTUS FEBRUARY 1, 2018

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

TH3718

	Total Returns	Quarter ended
Highest Quarterly Results	21.38%	6-30-09
Lowest Quarterly Results	-6.63%	9-30-15

Average Annual Total Returns

(periods ended 12-31-17)

Class I Shares	1 Year	5 Years	Since Inception (2-1-08)
Return Before Taxes	16.87%	9.24%	7.43%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	21.83%	15.79%	9.25%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Connor Browne, cfa, a managing director of Thornburg, has been the portfolio manager of the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500
Individual Retirement Accounts	N/A
All Others	$2,500,000
Minimum Subsequent Investments (all accounts)	Class I
$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, DST Asset Manager Solutions, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 149 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.